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                                                                    EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of [_______ ___], 2002, between Aspect Communications Corporation, a California corporation (the "Company"), and Vista Equity Fund II, LP, a Cayman Islands exempted limited partnership ("Vista").

     The parties to this Agreement are parties to a Preferred Stock Purchase Agreement dated November 14, 2002 (the "Purchase Agreement"). In order to induce Vista to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 10 hereof.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

     1. Demand Registrations.

     (a) Requests for Registration. Subject to the understanding and the number of requests set forth in this Section 1, at any time and from time to time, the holders of a majority of the Registrable Securities may request registration, whether underwritten or otherwise, under the Securities Act of all or any portion of their Registrable Securities. All registrations requested pursuant to this Section 1(a) are referred to herein as "Demand Registrations". Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered, the anticipated per share price range for such offering and the intended method of distribution. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the terms of Section 1(d) hereof, shall include in such registration (and in all related registrations and qualifications under state blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

     (b) Long-Form Registrations. The holders of a majority of the Registrable Securities shall be entitled to request 2 registrations under the Securities Act on Form S-1 or any similar long-form registrations (the "Long-Form Registrations") in which the Company shall pay all Registration Expenses. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective and the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration at a price per share no less than the price per share set forth on the cover page of the prospectus for such registration (provided that after the effective date of such Demand Registration, such holders use their reasonable efforts to sell the shares which are registered pursuant to such Demand Registration at such price); it being understood and agreed that the


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requisite holders of Registrable Securities making a request for a Demand
Registration hereunder may withdraw from such registration at any time prior to the effective date of such Demand Registration, in which case such request will not count as one of the permitted Demand Registrations for such holders.

     (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 1(b), the holders of a majority of the Registrable Securities shall be entitled to request an unlimited number of registrations under the Securities Act on Form S-2 or S-3 or any similar short-form registrations (the "Short-Form Registrations") in which the Company shall pay all Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form and if the managing underwriters (if any) agree to the use of a Short-Form Registration. The Company shall use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities. A registration shall not count as a permitted Short-Form Registration until it has become effective and the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration at a price per share no less than the share price set forth on the cover page of the prospectus for such registration (provided that after the effective date of such Demand Registration, such holders use their reasonable efforts to sell the shares which are registered pursuant to such Demand Registration at such price). The Company shall not be obligated to effect more than 1 Short-Form Registration within 365 days after the effective date of a previous Short-Form Registration.

     (d) Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities initially requesting such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder.

     (e) Selection of Underwriters. In the case of a Demand Registration for an underwritten offering, the holders of a majority of the Registrable Securities initially requesting such Demand Registration hereunder shall have the right to select the investment banker(s) and manager(s) to administer the offering.

     (f) Other Registration Rights. The Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any Person other than Vista with respect to any securities of the Company. Except as provided in this Agreement, the Company shall not grant to any Persons the right (other than such rights that are subordinate to the registration rights granted pursuant to this Agreement) to request or require the

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Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least a majority of the Registrable Securities.

     (g) Registration Expenses in the Event of Withdrawn Requests. Notwithstanding any other provisions hereof with respect to expenses, the Company shall not be required to pay for any out-of-pocket expenses of any Demand Registration (whether Long-Form or Short-Form) proceeding begun pursuant to this Section 1 if the registration request is subsequently withdrawn at the request of the requisite holders of Registrable Securities making the request for registration (in which case all such holders shall bear such out-of-pocket expenses), unless, in the case of Long-Form Registrations, such holders agree to forfeit their right to one Long-Form Registration pursuant to this Section 1; provided further, however, that if at the time of such withdrawal, the holders
(i) have learned of a material adverse change in the condition or business of the Company that was not known to the holders at the time of their request and
(ii) have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the holders shall not be required to pay any of such out-of-pocket expenses and shall not forfeit their rights to one Long-Form Registration.

     (h) Registration Deferral Right. Notwithstanding the foregoing, if the Company shall furnish to holders requesting a registration statement pursuant to this Section 1, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 60 days after receipt of the request of the holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

     2. Piggyback Registrations.

     (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration, a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice (in any event within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and, subject to the terms of Sections 2(c) and 2(d) hereof, shall include in such registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the giving of the Company's notice.

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     (b) Piggyback Expenses. The Registration Expenses of the holders of
Registrable Securities shall be paid by the Company in all Piggyback Registrations.

     (c) Priority on Primary Registrations. Subject to the terms and conditions of Section 3, if a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and
(iii) third, other securities requested to be included in such registration.

     (d) Priority on Secondary Registrations. Subject to the terms and conditions of Section 3, if a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder.

     (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering will be selected by the Company.

     (f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, in addition to the understanding set forth in Section 1(c) above, holders of Registrable Securities shall not be entitled to request, and the Company shall not file or cause to be effected, any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4, Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

     3. Additional Rights. Notwithstanding anything herein to the contrary, the Company shall cause the following: (i) in the first registration of the Company's equity securities under the Securities Act after the date hereof, the holders of Registrable Securities shall be able to include in such registration a number of Registrable Securities equal to the greater of (A) 50% of the securities to be included in such registration and (B) securities with a fair market value (as determined by the offering price in the registration) equal to $50.0 million, and (ii) in the second registration of the Company's equity securities under the Securities Act after the date hereof, the holders of Registrable Securities shall be able to include in such registration a number of Registrable Securities equal to the greater of (A) 25% of the securities to be included in such

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registration and (B) securities with a fair market value (as determined by the offering price in the registration) equal to $25.0 million.

     4. Holdback Agreements.

     (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144 of the Securities Act) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

     (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4, Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall use its best efforts to cause each officer and director of the Company to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 of the Securities Act) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     5. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

     (a) prepare and file with the Securities and Exchange Commission a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

     (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during

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such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

     (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

     (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

     (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

     (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

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     (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

     (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

     (l) If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if in its sole and exclusive judgment, such holder is or might be deemed to be an underwriter or a controlling person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder shall assist in meeting any future financial requirements of the Company, or
(ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder; provided that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company;

     (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

     (n) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

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     (o) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

     6. Registration Expenses.

     (a) All expenses of the Company incident to the Company's performance of or compliance with this Agreement, including without limitation all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

     (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration, which counsel shall be reasonably acceptable to the Company; provided, however, that such fees and disbursements shall not exceed $50,000 in each such registration. The reimbursement of counsel fees and disbursements under this Section 6(b) is subject to the provisions of Section 1(g) in the event of a withdrawn registration.

     7. Indemnification.

     (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, actions, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and to pay to each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action,

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except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

     (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited (except in the case of willful fraud by such holder) to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement. Such holder shall pay, as incurred, to any person intended to be indemnified pursuant to this Section, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action.

     (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party. No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional

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term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

     (e) If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a holder under this Section 7(e) exceed the net proceeds from the offering received by such holder, except in the case of willful fraud by such holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of competent jurisdiction.

     (f) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that (a) the holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and (b) no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder, such holder's ownership of securities being included in the registration, and related customer matters, and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company with respect thereto, except as otherwise provided in Section 7(b) hereof.

     9. Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the Securities and Exchange

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Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

     (a) make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act;

     (b) file with the Securities and Exchange Commission, in a timely manner, all reports and other documents required of the Company under the Securities Act and Exchange Act; and

     (c) so long as any party hereto owns any Registrable Securities, furnish to such party forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, the Securities Act and the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as such Person may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing it to sell any such securities without registration.

     10. Definitions. As used in this Agreement, the following terms shall have the following meanings:

     "Business Day" means any day excluding Saturday, Sunday, and any day which is a legal holiday under the laws of the State of New York or California or is a day on which banking institutions located in such states are authorized or required by law or other governmental action to close.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Registrable Securities" means (i) any of the Company's Common Stock, par value $.01 per share, issued upon the conversion of any Series B Convertible Preferred Stock of the Company, (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), repurchased by the Company or any subsidiary of the Company or when the applicable holding period for any such Registrable Securities under Rule 144(k) expires. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

     "Securities Act" means the Securities Act of 1933, as amended.

     11. Miscellaneous.

     (a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

     (b) Adjustments Affecting Registrable Securities. The Company shall not take any action with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

     (c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

     (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived, on behalf of all holders of Registrable Securities, only upon the prior written consent of the Company and holders of at least 75% of the Registrable Securities. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

     (f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     (i) Governing Law. The corporate law of the State of California shall govern all issues and questions relating to the internal governance of the Company and any other issues and questions arising under the scope of the corporate law of the State of California. All issues and questions relating to the construction, interpretation and enforcement of this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws or choice of law of the State of Delaware or any other jurisdiction which would result in the application of the law of any jurisdiction other than the State of Delaware.

     (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Company and Vista at the address indicated below:

                  To the Company, to:
                  ------------------

                           Aspect Communications Corporation
                           1310 Ridder Park Drive
                           San Jose, CA  95131
                           Attention:  Beatriz Infante
                           Facsimile:  (408) 325-2442

                           With a copy, which shall not constitute notice to the
Company, to:

                            Venture Law Group
                            2775 Sand Hill Road
                            Menlo Park, CA  94025
                            Attention:  Jon Gavenman
                            Facsimile:  (650) 233-8386

                  To Vista, to:
                  ------------

                           Vista Equity Partners
                           150 California Street, 19th Floor
                           San Francisco, CA  94111
                           Attention:  Robert F. Smith
                                       Stephen J. Davis
                           Facsimile:  (415) 765-6666

                           With a copy, which shall not constitute notice to
Vista, to:

                           Kirkland & Ellis
                           Citigroup Center
                           153 East 53rd Street
                           New York, NY  10022
                           Attention:  Eunu Chun, Esq.
                           Facsimile:  (212) 446-4900

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     (k) Time of the Essence; Computation of Time. Time is of the essence for each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or other discharge or any duty hereunder shall fall upon a Non-Business Day, the party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular Business Day.

     (l) Arbitration.

     (i) Resolution of Disputes. If a Dispute arises between the parties, the parties agree to use the following procedures in good faith to resolve such Dispute promptly and non-judicially. For purposes of this Agreement, "Dispute" shall mean any alleged material breach of any representation, warranty or obligation herein, or a disagreement regarding the interpretation, performance or nonperformance of any provision thereof, or the validity, scope and enforceability of these dispute resolution procedures, or any dispute regarding any damages arising from the termination of this Agreement. Any party may give written notice to any other party of the existence of a Dispute (a "Dispute Notice").

     (ii) Negotiation. Within ten days after delivery of any Dispute Notice the parties involved in the Dispute shall meet at a mutually agreeable time and place and thereafter as often as they deem reasonably necessary to exchange relevant information and attempt in good faith to negotiate a resolution of the Dispute. If the Dispute has not been resolved within ten days after the first meeting of the parties, or, if the party receiving the Dispute Notice will not meet within ten days after receipt of the Dispute Notice, then either party may, by delivering notice to the other party, commence arbitration proceedings.

     (iii) Arbitration. If the parties are not successful in resolving a Dispute, or arbitration proceedings are commenced in accordance with Section 11(l)(ii) above, then the Dispute shall be resolved by binding arbitration conducted by three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association as in effect from time to time as modified by the terms hereof (the "Arbitration Law"). Either party may initiate final resolution of the Dispute by delivering a written demand for arbitration to the other party. Each party shall notify the other party of its appointment of one neutral arbitrator within seven days after receipt of such written demand for arbitration and the third neutral arbitrator shall be appointed by a court of competent jurisdiction in New York. Each of the three arbitrators shall function as an arbitrator without any one of them serving as an Umpire or having more authority than the other two. If such arbitrator appointments are not made within said time periods, the arbitrators shall be selected by a court of competent jurisdiction in New York. All arbitrators must be attorneys with experience in law relating to investment funds. Further, no arbitrator may be a current or former client or employee of any party or an attorney that has provided legal advice to any party within the preceding twelve months, nor may an arbitrator be a current or former employee of a direct competitor of any of the parties. Additionally, prior to their assumption of duties as an arbitrator, all arbitrators must sign an oath of neutrality in customary form. If requested by either party, the arbitration award shall set forth findings of fact and conclusions of law upon which the award is based in the same manner as a judgment from a court of New York. Judgment upon the award rendered by the arbitrators shall be binding upon the parties and may be entered by any court having jurisdiction thereof. The place of arbitration shall be New York, unless the parties mutually agree otherwise. The language of the arbitration shall be English. The arbitrators may allocate against the losing party all reasonable attorneys' fees and costs of arbitration including the fees of the arbitrators and any other costs described herein so long as such arbitrators direct in the award that any such costs shall not be taxable in the courts of New York. The parties agree that a party's remedies under this arbitration procedure may be inadequate and that, notwithstanding this clause (iii), such aggrieved party shall be entitled to seek injunctive relief. The institution and maintenance of an action to obtain or enforce equitable remedies shall not constitute a waiver of the right of any party including the plaintiff to submit the controversy or claim to arbitration.

     (iv) General Dispute Resolution Provisions.

               (A) All deadlines specified in this Section 11(l) may be extended by mutual agreement. The procedures specified in this Section 11(l) are an essential provision of the Agreement and are legally binding on the parties. These procedures shall be the sole and exclusive procedures for the resolution of any Dispute between the parties arising out of or relating to this Agreement. Any and all actions to enforce the obligations under this Section 11(l) shall be brought in any court of competent jurisdiction in courts located in New York.

               (B) The parties acknowledge that the provisions of this Section 11(l) are intended to provide a private resolution of Disputes between them. Accordingly, all documents, records, and other information relating to the Dispute shall at all times be maintained in the strictest confidence and not disclosed to any third party, other than the arbitrators, except as required by law or where specifically allowed hereunder. All proceedings, communications and negotiations pursuant to this Section 11(l) are confidential. In the event of any judicial challenge to, or enforcement of, any order or award hereunder, any party may designate such portions of the record of such proceedings, communications, and negotiations as such party deems appropriate to be filed under seal. All proceedings, communications and negotiations pursuant to this Section 11(l) shall be treated as compromise negotiations for all purposes, including for purposes of the U.S. Federal Rules of Evidence and state rules of evidence. None of the statements, disclosures, offers, or communications (or other assertions made in any proceeding or negotiation) made pursuant to this Section 11(l) shall be deemed admissions, nor shall any of said statements, disclosures, offers, communications or assertions be admissible for any purpose other than the enforcement of the terms of this Section 11(l).

               (C) The parties agree to act in good faith to comply with all of their respective obligations under this Agreement as much as possible as if there were no Dispute during any pending mediation or arbitration hereunder.

               (D) The parties agree that the terms of this Section 11(l) shall survive the termination or expiration of this Agreement.

     (v) Notice. The parties agree to have any Dispute decided by neutral arbitration as provided in this Section 11(l) and the parties are giving up any rights they might possess to have the Dispute litigated in a court or by a jury trial. The parties are giving up their judicial rights to discovery and appeal, unless such rights are specifically included in this Section 11(l). The parties acknowledge and agree that their agreement to this arbitration provision is voluntary.

                                    * * * * *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                          ASPECT COMMUNICATIONS CORPORATION

                          By:
                             ---------------------------------------------------
                                  Name:  Beatriz Infante
                                  Title:  Chairman, President and CEO

                          VISTA EQUITY FUND II, LP

                          By:     VEFIIGP, LLC
                          Its:    Managing General Partner

                          By:
                             ---------------------------------------------------
                                  Name: Robert F. Smith
                                  Title: Managing Member